SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (date of earliest event reported) May 4, 1998


                        HYPERION TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in charter)



          Delaware                    0-21605                    25-1669404
      (State or other         (Commission File Number)         (IRS Employer
jurisdiction of incorporation)                               Identification No.)




                  Main at Water Street - Coudersport, PA 16915 (Address of
               principal executive offices) (Zip Code)




        Registrant's telephone number, including area code (814) 274-9830


















Item 5.  Other Events

     On May 5, 1998, the initial public offering of Hyperion Telecommunications, Inc. was announced in a press release which is attached hereto as Exhibit 99.01 and incorporated by reference herein.


Item 7.  Financial Statements and Exhibits

Exhibit No.                              Description

 99.01                                   Press release dated May 5, 1998


                                                       SIGNATURE

         Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 6, 1998                HYPERION TELECOMMUNICATIONS, INC.
                                            (Registrant)


                                            By: /s/Timothy J. Rigas
                                            Timothy J. Rigas
                                            Vice Chairman, Treasurer and
                                            Chief Financial Officer












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                                  EXHIBIT INDEX



Exhibit No.                                   Description
----------                                    -----------
  99.01                                       Press release dated May 5, 1998


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